EXHIBIT 10.3

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EXHIBIT 10.3

                                OPTION AGREEMENT

        THIS OPTION AGREEMENT (this "Agreement"), dated as of February 1, 2008, is made and entered into by and between CAMERON KING ("King"), an individual, with an address at 4750 Paton Street, Vancouver, B.C., and HOLLOMAN ENERGY CORPORATION (formally Endeavor Energy Corporation) ("HEC"), a Nevada Corporation with an address at 5257 West Interstate 20, Odessa, Texas 79769, FIRST ENDEAVOR HOLDINGS, INC. ("FEH"), an Alberta Canada Corporation with an address at 5257 West Interstate 20, Odessa, Texas 79769 and ENDEAVOR CANADA CORPORATION ("ECC") an Alberta Canada Corporation with an address at 5257 West Interstate 20, Odessa, Texas 79769.

                                    RECITALS

      A. WHEREAS, FEH currently owns a 100% of the issued and outstanding capital stock of ECC.

      B. WHEREAS, King owns 6,500 shares of the issued and outstanding preferred shares of HEC and 6,500,000 shares of the issued and outstanding preferred shares of FEH.

      C. WHEREAS, King desires to grant to HEC, and HEC desires to acquire from King, an option to acquire all of King's preferred shares of HEC and FEH (the HEC and FEH preferred shares collectively the "Option Interest"), on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and of the respective representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, King, HEC, FEH and ECC (individually, a "Party", and collectively, the "Parties") hereby agree as follows:

                                    ARTICLE I

                                   THE OPTION

      1.1 Grant of Option. King hereby grants to HEC an irrevocable and exclusive option to purchase from King the Option Interest at any time during the Option Period specified in Section 1.3 hereof, on the terms and conditions set forth in this Agreement (the "Option").

      1.2 Exercise of Option. The Option may be exercised by HEC, only in whole with respect to all of the Option Interest, at any time during the Option Period specified in Section 1.3 hereof by delivering to King written notice (the "Option Notice") specifying (i) HEC's intention to exercise the Option with respect to the Option Interest and (ii) specifying a place and date for the Closing (the "Closing Date") which shall be at 10:00 a.m. on a date not later than the 30th day after the date King receives the Option Notice; provided that if such Closing Date falls on a Saturday, Sunday, or legal holiday, then the Closing Date shall be held on the next succeeding business day. As used in this Agreement "Closing" means the closing and consummation of the transactions contemplated by this Agreement.

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      1.3 Option Period. The Option may be exercised by HEC, as specified in
Section 1.2 hereof, at any time after the date of this Agreement until 5:00 p.m. Central Standard Time, on June 30, 2008 the ("Option Period"). If HEC does not exercise the Option granted by King on or before 5:00 p.m. Central Standard Time, on June 30, 2008, then HEC shall not have any further rights under this Agreement.

      1.4 Option Payment. Simultaneously with the execution and delivery by King, HEC and FEH of this Agreement, HEC shall deliver to King, as consideration for the granting by King to HEC of the Option, the sum of $100.00, which sum shall be paid by a certified or cashier's check made payable to the order of King.

      1.5 Purchase Price of Option Interest. The price to be paid by HEC to King for the Option Interest shall be 100 shares of the common stock of ECC, representing 100% of the issued and outstanding stock of ECC.

                                   ARTICLE II

                                   THE CLOSING

      2.1 Delivery of Option Interest. The Option Interest purchased by HEC pursuant to the terms and conditions of this Agreement shall be delivered to HEC by King on the Closing Date, free and clear of all liens, encumbrances and options, and subject to the other terms and conditions specified below.

      2.2 Delivery of Purchase Price. On the Closing Date, HEC shall deliver to King the common stock of ECC as set forth in Section 1.5 above, free and clear all liens, encumbrances and options.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF KING

      3.1 Representations and Warranties of King. In order to induce the other Parties to enter into this Agreement and each transaction contemplated by this Agreement, King represents and warrants, to the other Parties as follows:

      (a) Authority; Enforceability. King has full right, power and authority to execute and deliver this Agreement, to perform his obligations under this Agreement and to consummate each transaction contemplated by this Agreement. All actions required to be taken by, or on the part of, King to authorize the execution and delivery of this Agreement, the performance of his obligations under this Agreement and the consummation of each transaction contemplated by this Agreement, have been duly and properly taken and this Agreement has been duly executed and delivered by King and constitutes the legal, valid and binding obligation of King r enforceable in accordance with its terms.

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      (b)   Title to Option Interest. As of the date hereof, King has good and defensible title to the Option Interest subject to no mortgages, liens, security interests, encumbrances, claims, or charges whatsoever; and King will convey clear and unencumbered title to the Option Interest to HEC on the Closing Date.

      (c) Power and Authority to Execute and Deliver Option Agreement. King has all right, power and authority to (a) execute and deliver this Agreement to HEC and (b) to assign, sell, deliver and convey to HEC the Option Interest as contemplated by this Agreement, free and clear of any first refusal, preemptive right, lien, claim, mortgage, pledge, voting trust or agreement, buy-sell agreement or other similar agreement, or any other restriction on sale, assignment or transfer.

      (d) Absence of Conflicting Interest. The execution, delivery and performance of this Agreement and the consummation of each transaction contemplated by this Agreement by King does not and will not (a) violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under, (i) any law, ordinance or governmental rule or regulation known to King to which King is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is known to King and which is applicable to King, or (iii) any mortgage, indenture or other instrument, document, agreement or understanding, oral or written, to which King is a party, by which King may have rights or may be bound or affected, and (b) give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of King thereunder. No authorization, approval or consent of, and no registration or filing with any governmental or regulatory official, body or authority is required in connection with the execution, delivery or performance of this Agreement or any transaction contemplated by this Agreement by King.

      (e) Litigation; Absence of Restrictions. No litigation, including any arbitration, investigation or other proceeding, is pending in which King is a party, or, to the knowledge of King after reasonable investigation, has been threatened against King, which relates to this Agreement or any transaction contemplated by this Agreement, nor does King know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could materially adversely affect this Agreement or any transaction contemplated by this Agreement. King is not a party to nor subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which may materially adversely affect this Agreement or any transaction contemplated by this Agreement. There are no statutory restrictions which may materially adversely affect the transactions contemplated by this Agreement.

      (f) No Broker. Neither King nor any party acting on King's behalf has agreed to pay any party a commission, finder's fee or similar payment in regard to this Agreement or any matter related to this Agreement or has taken any action on which a claim for payment could be based.

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                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF HEC

      4.01 Representations and Warranties of HEC. In order to induce the other Parties to enter into this Agreement and each transaction contemplated by this Agreement, HEC represents and warrants, to the other Parties as follows:

      (a) Existence and Good Standing. HEC is a Corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. HEC has all requisite power and authority to carry on its business now being conducted. HEC is in good standing and is duly qualified to do business in all jurisdictions where the character of its properties or assets or the nature of its activities makes such qualification necessary.

      (b)   Authority;   Enforceability.   HEC  has  full  right,   power  and
            authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate each transaction contemplated by this Agreement. All necessary actions by the board of directors, shareholders or other representatives of HEC necessary for the due authorization, execution and delivery of this Agreement, the performance of HEC's obligations under this Agreement and the consummation of each transaction contemplated by this Agreement, have been duly taken.

      (c) Absence of Conflicting Interest. The execution, delivery and performance of this Agreement and the consummation of each transaction contemplated by this Agreement by HEC does not and will not (a) violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under, (i) any law, ordinance or governmental rule or regulation known to HEC to which HEC is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is known to HEC and which is applicable to HEC
            (iii) the governing documents of or any securities issued by HEC, or (iv) any mortgage, indenture or other instrument, document or understanding, oral or written, to which HEC is a party, by which HEC may have rights or may be bound or affected, and (b) give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of HEC thereunder. No authorization, approval or consent of, and no registration or filing with any governmental or regulatory official, body or authority is required in connection with the execution, delivery or performance of this Agreement or any transaction contemplated by this Agreement by HEC.

      (d) Litigation; Absence of Restrictions. No litigation, including any arbitration, investigation or other proceeding, is pending in which HEC is a party, or, to the knowledge of HEC after reasonable investigation, has been threatened against HEC, which relates to this Agreement or any transaction contemplated by this Agreement, nor does HEC know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could materially adversely affect this

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            Agreement or any transaction contemplated by this Agreement. HEC is not a party to nor subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which may materially adversely affect this Agreement or any transaction contemplated by this Agreement. There are no statutory restrictions which may materially adversely affect this Agreement or any transaction contemplated by this Agreement.

      (e) No Broker. Neither HEC nor any party acting on HEC's behalf has agreed to pay any party a commission, finder's fee or similar payment in regard to this Agreement or any matter related to this Agreement or has taken any action on which a claim for payment could be based.

                                    ARTICLE V

                     COVENANTS OF KING DURING OPTION PERIOD

      King covenants and agrees that from and after the date of this Agreement and until the termination of the Option Period:

      5.01 Negative Pledge. King shall not grant or permit to exist any mortgage, lien, security interest, encumbrance, claim or charge applicable to any of the Option Interest unless such mortgage, lien, security interest, encumbrance, claim or charge shall expressly be made subject to the prior right of HEC under the Option granted pursuant to this Agreement to acquire any Option Interest from King free and clear of any such mortgage, lien, security interest, encumbrance, claim or charge whatsoever.

      5.02 Further Assurances. King agrees that on and after the Closing Date, he will, upon reasonable request, take any and all steps necessary to place HEC in control of the Option Interest purchased by HEC on the Closing Date and will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, stock power and powers of attorney as may be reasonably required by HEC for the better transferring and confirming of such Option Interest to HEC.

                                   ARTICLE VI

                                INDEMNIFICATIONS

      6.01 General Indemnification by King. King agrees to indemnify, hold harmless and defend HEC after the Closing Date against and in respect of any of the following matters:

      (a) Any and all damages, losses, expenses, liabilities or deficiencies arising out of or attributable to any misrepresentation or any breach of the warranties, representations, covenants and agreements of King contained in this Agreement;

      (b) Any and all damages, losses, expenses, liabilities or deficiencies incurred or paid by HEC as a result of a claim of any kind arising from the ownership of the Option Interest prior to the Closing Date; and

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      (c)   All   demands,   assessments,   judgments,   costs  and   expenses
            (including   reasonable   legal   fees  and  other   expenses   of
            litigation, both at the trial and appellate level) arising from or in connection with any action, suit, proceeding or claim incident to any of the matters in subparts (a) and (b) of this
            Section  6.01  which  are  ultimately  determined  by a  court  of
            competent   jurisdiction   to   constitute   a  matter  for  which
            indemnification is required under this Agreement.

      6.02 General Indemnification by HEC. HEC agrees to indemnify, hold harmless and defend King after the Closing Date against and in respect of any of the following matters:

      (a) Any and all damages, losses, expenses, liabilities or deficiencies arising out of or attributable to any misrepresentation or any breach of the warranties, representations and agreements of HEC contained in this Agreement;

      (b) All demands, assessments, judgments, costs and expenses (including reasonable legal fees and other expenses of litigation, both at the trial and appellate level) arising from or in connection with any action, suit, proceeding or claim incident to any of the matters in subpart (a) of this Section
            6.02 which are ultimately determined by a court of competent jurisdiction to constitute a matter for which indemnification is required under this Agreement.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES

      7.01 Conditions Precedent to Obligations of King. The obligations of King to sell, assign and convey the Option Interest to HEC pursuant to the terms and conditions of this Agreement are subject to the following conditions:

      (a) Correctness of Representations and Warranties. All representations and warranties of HEC in this Agreement shall be true and correct at Closing with the same effect as if made at the time of Closing.

      (b) Performance of Covenants. All covenants and agreements required by this Agreement to be performed by HEC shall have been performed.

        (c) No Legal Proceedings. The Parties shall have not commenced or had commenced against any of the Parties, or any of the individuals comprising the Parties, any proceeding under any bankruptcy, insolvency or receivership law, and no legal proceeding is instituted or threatened involving the Parties or the Option Interest or any portion thereof or seeking to prohibit or obtain damages from the Parties with respect to: (i) the execution, delivery and performance of this Agreement, (ii) the consummation of the transactions contemplated by this Agreement, or (iii) to otherwise void this Agreement or any transaction contemplated by this Agreement.

      (d) Purchase Price. HEC shall have delivered the ECC common stock as the Purchase Price.

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      7.02 Conditions Precedent to Obligations of HEC: The obligations of HEC to purchase the Option Interest from King pursuant to the terms of this Agreement are subject to the following conditions:

      (a) Correctness of Representations and Warranties. All representations and warranties of King in this Agreement shall be true and correct at Closing with the same effect as if made at the time of Closing.
      (b) Performance of Covenants. All covenants and agreements required by this Agreement to be performed by King shall have been performed.
      (c) No Legal Proceedings. The Parties shall have not commenced or had commenced against any of the Parties, or any of the individuals comprising the Parties, any proceeding under any bankruptcy, insolvency or receivership law, and no legal proceeding is instituted or threatened involving the Parties or the Option Interest or any portion thereof or seeking to prohibit or obtain damages from the Parties with respect to: (i) the execution, delivery and performance of this Agreement, (ii) the consummation of the transactions contemplated by this Agreement, or (iii) to otherwise void this Agreement or any transaction contemplated by this Agreement.

      (d) Execution of Stock Power and Delivery of Certificate. King shall have executed and furnished to HEC a Stock Power and Stock Certificates for each of the HEC and FEH preferred stock certificates held by King, conveying the Option Interest to HEC.

                                  ARTICLE VIII

                                   TERMINATION

      8.01 Causes of Termination. This Agreement and the rights and obligations of the Parties may be abandoned and terminated by HEC in its sole discretion if any suit, action or other proceeding by or before any court or other governmental body shall be, on or before 5:00 p.m., Central Standard Time, on June 30, 2008, pending or threatened seeking to invalidate this Agreement or restrain or prohibit the transactions contemplated by this Agreement or questioning in any manner the proceedings or authorities under which this Option or the Option Interest are being issued or affecting the validity thereof. HEC may terminate this Agreement pursuant to this Section 8.01 by giving notice to King pursuant to this Agreement setting forth the terms and conditions of this
Section 8.01 being breached. King shall have no rights of termination under
Section 8.01 of this Agreement.

      8.02 Automatic Termination. This Agreement shall terminate automatically upon the earlier of the following: (a) the failure of a Party to remedy the breach of any representation, warranty, covenant or agreement contained in this Agreement, to the satisfaction of the other Parties to this Agreement, after having received a notice given pursuant to this Agreement setting forth the representation, warranty, covenant or agreement of this Agreement being breached; or (b) if the Option shall not have been exercised by HEC on or before 5:00 p.m., Central Standard Time, on June 30, 2008.

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      8.03 Effect of Termination. Upon termination of this Agreement as provided in this Article VIII, this Agreement shall forthwith become void, and there shall be no further obligation or liability hereunder on the part of any Party except to the extent that such termination results from the willful breach by a Party of any of such Party's representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.01 Knowledge of the Parties. All representations and warranties stated herein to be the knowledge or the best knowledge of a Party shall be based upon reasonable investigation by the Party representing the same.

      9.02 Survival of Representations and Warranties. The representations and warranties of the Parties contained in this Agreement shall be true and correct on the Closing Date, and shall survive the Closing Date.

      9.03 Notices. Any notice, request, instruction or other documents to be given hereunder by any Party to another Party shall be given in writing, delivered personally or mailed by registered or certified mail, postage-paid:

             (a) If to HEC, addressed to:

                        5257 West Interstate 20,
                        Odessa, Texas 79769

             (b) If to King, addressed to:

                        4750 Paton Street
                        Vancouver, B.C.

             (c) If to the FEH, addressed to:

                        5257 West Interstate 20,
                        Odessa, Texas 79769


             (d) If to ECC, addressed to:

                        5257 West Interstate 20,
                        Odessa, Texas 79769

Any notice so addressed and mailed is deemed given five days after the date so mailed. Any communication so delivered in person is deemed given when receipted for by, or actually received by, the person. Any Party may, by proper written notice under this Agreement to the other Parties, change the address or individual to which notice is sent to that Party.

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      9.04 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. It shall not be necessary in making proof of this Agreement or the terms and provisions of this Agreement to produce or account for more than one of such counterparts.

      9.05 Gender; Titles. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions of this Agreement are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

      9.06 Assignment. Except as otherwise provided in this Agreement, this Agreement is made solely for the benefit of the Parties and no other person, partnership, trust, association or corporation shall acquire or have any right under or by virtue of this Agreement. Neither this Agreement nor the Option shall be assignable by the Parties.

      9.07 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement; and (b) is solely for the benefit of the Parties and their respective heirs, legal representatives and successors and does not confer on any other Person any rights or remedies hereunder. No Party is entering into this Agreement on a basis of any promise or representation other than those appearing within the four corners of this Agreement.

      9.08 Severability. If any term or provision of this Agreement conflicts with the laws under which this Agreement is to be construed, or if any term or provision of this Agreement or its application to any person or in any circumstances is held to be invalid or unenforceable to any extent by a court of competent jurisdiction, such term or provision shall be invalid or unenforceable only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remainder of such term or provision or any remaining terms and provisions in this Agreement, and the application of this Agreement to other persons and in other circumstances shall not be effected by such finding of invalidity or unenforceability and all the terms and provisions of this Agreement shall be construed to give effect to the remaining terms and provisions and shall be enforced to the greatest extent permitted by law.

      9.09 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of Texas without giving effect to the principles of conflicts of law thereof.

      9.10 Further Assurances; Further Cooperation. The Parties shall undertake to perform their obligations under this Agreement, to satisfy all conditions, and to cause the transactions contemplated by this Agreement to be carried out in accordance with the terms of this Agreement. Each Party shall, at any time and from time to time after Closing, execute, acknowledge

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(where appropriate) and deliver such further instruments and documents and take such other action as may be reasonably requested by another Party in order to carry out the intent and purpose of this Agreement.

      9.11 No Disclosure. No Party may disclose any of the terms, conditions or provisions of this Agreement to any third party, except as required under applicable law.

      9.12 Fees, Costs and Expenses. All legal fees and other expenses and costs incurred by the Parties in connection with the negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party that incurs such fess, costs and expenses.

      9.13 Waivers. At any time prior to the Closing, the Parties may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive performance of any of the covenants or agreements, or satisfaction of any of the conditions, contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Except as provided in this Agreement, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any Party, whether by conduct or otherwise, of a breach of any provision hereof shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provisions hereof.

      9.14 Definition of Person. As used in this Agreement, the term "Person" (whether or not capitalized) means any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, limited liability partnership, trust, bank, trust company, land trust, business trust or other entity or organization, whether or not a Governmental Authority.

      [Remainder  of Page  Intentionally  Left Blank - Signatures on Following
Page]





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DULY EXECUTED by the Parties as of the day and year first above written.

                                    /s/ Cameron King
                                    ---------------------------------------
                                    Cameron King


                                    Holloman Energy Corporation

                                    By:   /s/ Grant Petersen
                                          ----------------------------------
                                    Name: Grant Petersen
                                    Title: President



      First Endeavor Holdings,  Inc. and Endeavor Canada  Corporation  execute
this   Agreement   for  the  purpose  of   acknowledging   and  ratifying  the
transactions set forth herein.

                                    First Endeavor Holdings, Inc.


                                    By:   /s/ Grant Petersen
                                          ----------------------------------
                                    Name: Grant Petersen
                                    Title: President


                                    Endeavor Canada Corporation


                                    By:   /s/ Grant Petersen
                                          ----------------------------------
                                    Name:  Grant Petersen
                                    Title:  President



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